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                            VOYAGEUR MUTUAL FUNDS III

                            DELAWARE CORE EQUITY FUND
                                  (the "Fund")

                                 OCTOBER 1, 2001


From October 1, 2001 through December 31, 2001, brokers associated with Dain Rauscher, Inc. ("Dain"), the parent of Voyageur Asset Management, Inc., the Fund's sub-adviser, will receive additional compensation for sales of Class A and Class C shares as described below.

With respect to Class A shares, Dain brokers will receive additional compensation for purchases of Class A shares as follows:

Amount of purchase                  Additional Compensation to Broker
------------------                  ---------------------------------

Less than $250,000                                0.75%

$250,000 but
under $500,000                                    0.50%

$500,000 but
under $1 million                                  0.40%



No additional compensation will be paid to brokers associated with Dain for purchases of Class A shares of $1,000,000 or more.

With respect to Class C shares, Dain brokers will receive 1.00% additional compensation regardless of the dollar amount of shares purchased.

The Fund's expense ratio and sales charges paid by shareholders will not increase.